SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

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                          Deutsche Large Cap Value VIP




The following information replaces similar disclosure contained under the "PRINCIPAL INVESTMENT STRATEGY" section of the fund's summary prospectus.


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index and that portfolio management believes are undervalued. While the market capitalization range of the Russell 1000 (Reg. TM) Value Index changes throughout the year, as of June 30, 2016, the market capitalization range of the Russell 1000 (Reg. TM) Value Index was between approximately $1.48 billion and $515.59 billion. Companies are selected for the fund's portfolio using the Cash Return on Capital Invested (CROCI (Reg. TM)) strategy as the primary factor, among other factors. Portfolio management will select stocks from among the largest US companies which are under CROCI (Reg. TM) coverage at any given time (while the number of companies under CROCI (Reg. TM) coverage will vary, as of September 30, 2016, approximately 345 companies were under CROCI (Reg.
TM) coverage). Approximately 40 companies are identified from the selection universe for investment, though, at times, the number of stocks held may be higher or lower than 40 stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events.


Companies are selected from the following economic sectors classified in accordance with the Global Industry Classification Standard (GICS): Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Information Technology, Industrials, Materials, Telecommunications Services and Utilities.


MANAGEMENT PROCESS. Portfolio management will select stocks of companies that it believes offer economic value, utilizing the CROCI (Reg. TM) strategy as the primary factor, among other factors. The CROCI (Reg. TM) strategy is an investment process based on a proprietary valuation technique that attempts to understand the value of a company by converting financial statement data into a set of economic inputs that are used to calculate a valuation metric called the CROCI (Reg. TM) Economic Price Earnings Ratio which is comparable across markets, sectors and stocks. The CROCI (Reg. TM) Economic Price Earnings Ratio seeks to measure the "real" economic value rather than the "accounting" value of a company's invested capital, and the economic returns thereof. Portfolio management believes that, over time, companies with more favorable financial metrics, including CROCI (Reg. TM) Economic Price Earnings Ratios, will outperform other companies.


In selecting stocks, portfolio management measures economic value using the CROCI (Reg. TM) Economic Price Earnings Ratio and may adjust this by factors such as stock price volatility, as determined by the CROCI (Reg. TM) Investment Strategy and Valuation Group. The CROCI (Reg. TM) Investment Strategy and Valuation Group may provide other CROCI (Reg. TM) valuation metrics which portfolio management may use in addition to the CROCI (Reg. TM) Economic Price Earnings Ratio. All CROCI (Reg. TM) financial metrics may be adjusted from time to time. Portfolio management may also use factors other than the CROCI (Reg.
TM) strategy in selecting investments.


The fund's portfolio is reviewed periodically and adjusted in accordance with the CROCI (Reg. TM) strategy's rules. Portfolio management actively manages portfolio changes in an attempt to reduce market impact and transaction costs and to manage the portfolio with tax efficiency in mind.

The following disclosure is added under the "MAIN RISKS" section of the fund's summary prospectus:


CROCI (Reg. TM) RISK. The fund will be managed using the CROCI (Reg. TM) Investment Process which is based on portfolio management's belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI (Reg. TM)( )Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.

The calculation of financial metrics used by the fund (such as, among others, the CROCI (Reg. TM) Economic P/E Ratio) are determined by the CROCI (Reg. TM)( )Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI (Reg. TM) Investment Strategy and Valuation Group that, subsequently, may prove not to have been correct. As financial metrics are calculated using historical information, there can be no guarantee of the future performance of the CROCI (Reg. TM) strategy.


January 18, 2017
PROSTKR-742

                                                   Deutsche
                                                   Asset Management [DB Logo]





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ALL DISCLOSURE AND REFERENCES IN EACH FUND'S PROSPECTUS TO "FOREIGN INVESTMENT
RISK" AND "ACTIVE TRADING RISK" ARE HEREBY DELETED.


The following disclosure is added under the "AVERAGE ANNUAL TOTAL RETURNS" sub-heading of the "PAST PERFORMANCE" section of the fund's summary prospectus.


Effective on or before October 3, 2016, the Standard & Poor's (S&P) 500 Index replaced the Russell 1000 (Reg. TM) Value Index as the comparative broad-based securities market index because the Advisor believes that the Standard & Poor's (S&P) 500 Index more closely reflects the fund's overall investments.

The following information replaces the existing disclosure contained under the "Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of the fund's summary prospectus.


DI KUMBLE, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.

JOHN MOODY, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2016.

               Please Retain This Supplement for Future Reference


January 18, 2017
PROSTKR-742
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